Exhibit 99

Joint Filer Information

Name:   Bear Stearns Merchant Banking Investors II, L.P.

Address:                       New York, NY

Designated Filer:          Bear Stearns Merchant Banking Partners II, L.P.

Issuer & Ticker Symbol: Reddy Ice Holdings, Inc. (FRZ)

Date of Earliest
Transaction Required
to be Reported:  5/30/06

Signature:  /s/ Mark Steffek
                                 Name: Mark Steffek
                                Title: Attorney-In-Fact
                                for BEAR STEARNS MERCHANT BANKING INVESTORS II, L.P.

Name:   Bear Stearns MB-PSERS II, L.P.

Address:   383 Madison Avenue, 40th Floor
                                            New York, NY 10179

Designated Filer:  Bear Stearns Merchant Banking Partners II, L.P.

Issuer & Ticker Symbol: Reddy Ice Holdings, Inc. (FRZ)

Date of Earliest
Transaction Required
to be Reported:  5/30/06

Signature:  /s/ Mark Steffek
                                Name: Mark Steffek
                                Title: Attorney-In-Fact
                                for BEAR STEARNS MB-PSERS II, L.P.

Name:   The BSC Employee Fund III, L.P.

Address:   383 Madison Avenue, 40th Floor
                                            New York, NY 10179

Designated Filer:  Bear Stearns Merchant Banking Partners II, L.P.

Issuer & Ticker Symbol: Reddy Ice Holdings, Inc. (FRZ)

Date of Earliest
Transaction Required
to be Reported:  5/30/06

Signature:  /s/ Mark Steffek
                                Name: Mark Steffek
                                Title: Attorney-In-Fact
                                for THE BSC EMPLOYEE FUND III, L.P.

Name:   The BSC Employee Fund IV, L.P.

Address:   383 Madison Avenue, 40th Floor
                                            New York, NY 10179

Designated Filer:  Bear Stearns Merchant Banking Partners II, L.P.

Issuer & Ticker Symbol: Reddy Ice Holdings, Inc. (FRZ)

Date of Earliest
Transaction Required
to be Reported:  5/30/06

Signature:  /s/ Mark Steffek
                                Name: Mark Steffek
                                Title: Attorney-In-Fact
                                for THE BSC EMPLOYEE FUND IV, L.P.